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                       SUPPLEMENT DATED JUNE 20, 2018 TO

                       PROSPECTUS DATED MAY 1, 2018 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it carefully and keep it with your prospectus for future reference.

The Board of Trustees of Federated Insurance Series (the "Board") approved an Agreement and Plan of Reorganization (the "Reorganization") of the Federated Managed Tail Risk Fund II ("IFMTR") into the Federated Managed Volatility Fund II ("IFMVF"). The proposed transaction is subject to approval by IFMTR shareholders at a shareholders' meeting expected to be held on August 3, 2018. The anticipated effective date of the merger is August 17, 2018.

Under the terms of the proposed Reorganization, IFMVF will acquire all, or substantially all, of the assets of IFMTR in exchange for Primary Shares and Service Shares of IFMVF to be distributed pro rata by IFMTR to its shareholders of Primary Shares and Service Shares, respectively, in a complete liquidation and dissolution of IFMTR. In order to facilitate the Reorganization, the Board has approved the designation of the existing share class of IFMVF, which was previously undesignated, as Primary Shares.

Contract owners that have contract value allocated to the subaccount investing in the Federated Insurance Series -- Federated Managed Tail Risk Fund II -- Primary Shares on the effective date of the reorganization will, thereafter, have contract value allocated to the subaccount investing in the Federated Insurance Series -- Federated Managed Volatility Fund II -- Primary Shares.

The investment objective of the Federated Managed Volatility Fund II is to achieve high current income and moderate capital appreciation. This investment objective will not change as a result of the fund mergers.

The Federated Managed Volatility Fund II and the Federated Managed Tail Risk Fund II share the same investment advisers, and the advisers are unchanged as a result of the August 17, 2018 merger activity.

As a result of this proposed Reorganization, on the effective date of the Reorganization, all references in your contract prospectus to Federated Insurance Series -- Federated Managed Tail Risk Fund II are revised to Federated Insurance Series -- Federated Managed Volatility Fund II.